UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005



                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida              33432
-------------------------------------------------------------   ---------------
           (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (561) 750-0410
                                                      -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 7.01. Regulation FD Disclosure.

On January 26, 2005, Adsouth Partners, Inc. issued a press release announcing that it has received approval from its accounts receivable financing institution increasing the maximum financing on eligible receivables from $2 million to $7.4 million. Although the increase of this facility may help meet our long-term financing requirements for products shipped, it does not affect our immediate working capital needs. Under the terms of the financing arrangement, the Company may sell eligible receivables at such time as orders have been shipped. As of today, the $2 million facility is sufficient to finance our eligible accounts receivable." A copy of the press release is filed as Exhibit 99.1 to this report.

On January 27, 2005, Adsouth Partners, Inc. issued a press release announcing that it had received orders from several catalog retailers for its Simon Solutions-Lip Solutions Product aggregating $50,000. A copy of the press release is filed as Exhibit 99.2 to this report.

Item 9.01 - Financial Statements and Exhibits

(b)      Exhibits

         99.1 Press release, dated January 26, 2005, issued by Adsouth Partners, Inc.

         99.2 Press release, dated January 27, 2005, issued by Adsouth Partners, Inc.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADSOUTH PARTNERS, INC.
                                                  (Registrant)

Date: February 2, 2005                  /S/  Anton Lee Wingeier
                                        _________________________________
                                        Anton Lee Wingeier
                                        Chief Financial Officer




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                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press release, dated January 26, 2005, issued by Adsouth
                 Partners, Inc.

99.2            Press release, dated January 27, 2005, issued by Adsouth
                 Partners, Inc.




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

Exhibit 99.1

AdSouth Partners Receives $5.4 Million Increase in Available Receivable Financing Facility


BOCA RATON, Fla.--(BUSINESS WIRE)--Jan. 26, 2005--AdSouth Partners, Inc. (OTCBB "ADPR") is pleased to announce that it has received approval from its receivable financing institution increasing the financing on eligible receivables from $2 million to $7.4 million. This increase includes the addition of $5 million of financing on potential orders from Wal-Mart and Ulta.

John Acunto, the Company's Chief Executive Officer stated, "This increased financing facility enables AdSouth to fulfill potential orders to the largest retailer in the world." "We are now in a position to accelerate our cash flows in the event we receive orders from the customers that were added to our receivables facility," he added.

The financing facility allows the Company to receive advance payments on orders that have been shipped and accelerates the timing of its cash flows.

About AdSouth Partners

AdSouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. AdSouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the Safe Harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward- looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to, those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

    CONTACT: CEOcast, Inc. for AdSouth PartnersEd Lewis, 212-732-4300, ext. 225

    SOURCE: AdSouth Partners, Inc.


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Exhibit 99.2

AdSouth Receives Orders from Several Catalog Retailers

BOCA RATON, Fla.--(BUSINESS WIRE)--Jan. 27, 2005--AdSouth Partners, Inc. (OTCBB "ADPR") announced today that it has orders from several catalog retailers for the Simon Solutions - Lip Solution Product. During the first quarter of 2005 AdSouth has received orders from Publishers Clearing House, Dr. Leonards, Harriet Carter Gifts, ABC Distributing and AmeriMark for both the Lip Solution and other Dermafresh products aggregating $50,000. John Cammarano, AdSouth's President, stated, "Although catalog retailers do not represent a significant portion of our business, their orders are a good indicator of acceptance for the product as we begin the launch of the Lip Solution."

About AdSouth Partners

AdSouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. AdSouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the Safe Harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward- looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to, those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

    CONTACT: AdSouth Partners, Inc.
             John Acunto, 561/750-0410

    SOURCE: AdSouth Partners, Inc.


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